Exhibit 10.1

EXECUTION VERSION

THIRD AMENDMENT TO SECOND AMENDED AND RESTATED
FIRST LIEN CREDIT AGREEMENT

This THIRD AMENDMENT TO SECOND AMENDED AND RESTATED FIRST LIEN CREDIT AGREEMENT (“Amendment”), dated as of October 19, 2012 (the “Effective Date”), is by and among Energy XXI Gulf Coast, Inc., a Delaware corporation (the “Borrower”), the lenders party to the First Lien Credit Agreement described below (the “Lenders”), and The Royal Bank of Scotland plc, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”), and the other parties in the capacities herein identified.

RECITALS

WHEREAS, the Borrower, the Lenders, the Administrative Agent and certain other Persons are parties to the Second Amended and Restated First Lien Credit Agreement, dated as of May 5, 2011, as amended by the First Amendment to Second Amended and Restated First Lien Credit Agreement dated as of October 4, 2011 and by the Second Amendment to Second Amended and Restated First Lien Credit Agreement dated as of May 24, 2012 (as amended, supplemented, amended and restated or otherwise modified from time to time, the “First Lien Credit Agreement”); and

WHEREAS, the Borrower has requested that the Administrative Agent, the Swing Line Lender, the Issuer, and the Lenders amend the First Lien Credit Agreement in certain respects as set forth herein.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

Section 1.           Definitions. Capitalized terms used herein but not defined herein shall have the meanings as given them in the First Lien Credit Agreement, unless the context otherwise requires.

Section 2.          Amendments to First Lien Credit Agreement.

(a)          Amendment to Schedule II of First Lien Credit Agreement.

Schedule II to the First Lien Credit Agreement is amended and replaced in its entirety with a schedule in the form of Annex I attached to this Amendment.

Section 3.           Borrowing Base. The Borrower and the Lenders hereby agree that effective as of the Effective Date (hereinafter defined), the Borrowing Base shall be equal to $825,000,000 until such time as the Borrowing Base is redetermined or otherwise adjusted pursuant to the terms of the First Lien Credit Agreement.

Section 4.           Conditions to Effectiveness. This Amendment shall be deemed effective (subject to the conditions herein contained) as of the Effective Date when the Administrative Agent has received counterparts hereof duly executed by the Borrower, the Administrative Agent, the Swing Line Lender, the Issuers and all of the Lenders and upon the prior or concurrent satisfaction of each of the following conditions:

(a)          the Administrative Agent shall have received from each party hereto counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such party;

(b)          the Administrative Agent shall have received for its own account, or for the account of each Lender, as the case may be, all fees, costs and expenses due and payable pursuant to Section 3.3 of the First Lien Credit Agreement, the fee to each Lender agreed between the Borrower and the Administrative Agent and, if then invoiced, pursuant to Section 10.3 of the First Lien Credit Agreement; and

(c)          the representations and warranties in Section 5 below are true and correct.

Notwithstanding the foregoing, this Amendment shall not become effective and the agreements hereunder will be terminated unless each of the foregoing conditions is satisfied (or waived by all of the Lenders in writing) on or prior to October 31, 2012.

Section 5.           Representations and Warranties. The Borrower hereby represents and warrants that after giving effect hereto:

(a)          the representations and warranties of the Obligors contained in the Loan Documents are true and correct in all material respects, other than those representations and warranties that expressly relate solely to a specific earlier date, which shall remain correct in all material respects as of such earlier date;

(b)          the execution, delivery and performance by the Borrower and each other Obligor of this Amendment and the other Loan Documents have been duly authorized by all necessary corporate or other action required on their part and this Amendment, along with the First Lien Credit Agreement as amended hereby and the other Loan Documents, constitutes the legal, valid and binding obligation of each Obligor a party thereto enforceable against them in accordance with its terms, except as its enforceability may be affected by the effect of bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to or affecting the rights or remedies of creditors generally;

(c)          neither the execution, delivery and performance of this Amendment by the Borrower and each other Obligor, the performance by them of the First Lien Credit Agreement as amended hereby nor the consummation of the transactions contemplated hereby does or shall contravene, result in a breach of, or violate (i) any provision of any Obligor’s certificate or articles of incorporation or bylaws or other similar documents, or agreements, (ii) any law or regulation, or any order or decree of any court or government instrumentality, or (iii) any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any Obligor or any of its Subsidiaries is a party or by which any Obligor or any of its Subsidiaries or any of their property is bound, except in any such case to the extent such conflict or breach has been waived by a written waiver document, a copy of which has been delivered to Administrative Agent on or before the date hereof;

-2-	-EXXI Third Amendment-

(d)          no Material Adverse Effect has occurred since June 30, 2012; and

(e)          no Default or Event of Default or Borrowing Base Deficiency has occurred and is continuing.

Section 6.          Assignments. Effective on the Effective Date, each of the Lenders (herein each Lender an “Assignor” and collectively the “Assignors”) hereby irrevocably sells and assigns to IBERIABANK, Comerica Bank and Whitney Bank (collectively, the “Assignees”) and each of IBERIABANK, Comerica Bank and Whitney Bank hereby irrevocably purchases and accepts subject to and in accordance with the Standard Terms and Conditions set forth in Annex I to Exhibit D to the First Lien Credit Agreement (i) such of Assignors’ rights, benefits, obligations, liabilities and indemnities in their respective capacities as Lenders such that after giving effect to such sales and assignments, the Assignors and the Assignees have the respective Revolving Loan Commitments and Percentages set forth in Annex I to this Amendment and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of the Assignors (in their respective capacities as Lenders) against any Person, whether known or unknown, arising under or in connection with the First Lien Credit Agreement, the other Loan Documents or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above. Each such sale and assignment is without recourse to the Assignors and without representations or warranty by the Assignors except as expressly provided in paragraph 1.1 of the Standard Terms and Conditions. The Administrative Agent, the Issuers, the Swing Line Lender and the Borrower hereby consent to the foregoing sales and assignments.

Section 7.          Loan Document; Ratification.

(a)          This Amendment is a Loan Document.

(b)          The Borrower and each other Obligor hereby ratifies, approves and confirms in every respect all the terms, provisions, conditions and obligations of the First Lien Credit Agreement as amended hereby and each of the other Loan Documents including without limitation all Mortgages, Security Agreements, Guaranties, Control Agreements and other Security Documents, to which it is a party.

Section 8.           Costs and Expenses. As provided in Section 10.3 of the First Lien Credit Agreement, the Borrower agrees to reimburse Administrative Agent for all fees, costs, and expenses, including the reasonable fees, costs, and expenses of counsel or other advisors for advice, assistance, or other representation, in connection with this Amendment and any other agreements, documents, instruments, releases, terminations or other collateral instruments delivered by the Administrative Agent in connection with this Amendment.

-3-	-EXXI Third Amendment-

Section 9.           GOVERNING LAW. THIS AMENDMENT SHALL BE DEEMED A CONTRACT AND INSTRUMENT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND THE LAWS OF THE UNITED STATES OF AMERICA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

Section 10.           Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

Section 11.           Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile or electronic transmission shall be deemed to be an original signature hereto.

Section 12.           No Waiver. The express waivers set forth herein are limited to the extent expressly provided in this Amendment and, except as expressly set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any default of the Borrower or any other Obligor or any right, power or remedy of the Administrative Agent or the other Secured Parties under any of the Loan Documents, nor constitute a waiver of (or consent to departure from) any terms, provisions, covenants, warranties or agreements of any of the Loan Documents. The parties hereto reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults with respect to the First Lien Credit Agreement or any other provision of any Loan Document.

Section 13.           Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Secured Party hereunder, to the benefit of each Secured Party and the respective successors, transferees and assigns.

Section 14.           Entire Agreement. THIS AMENDMENT, THE FIRST LIEN CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

-4-	-EXXI Third Amendment-

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the date first written above.

BORROWER:

ENERGY XXI GULF COAST, INC.

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

S-5	-Signature page to EXXI Third Amendment-

ADMINISTRATIVE AGENT, ISSUERS AND LENDERS:

THE ROYAL BANK OF SCOTLAND plc, as Administrative Agent, Issuer and Lender

By:	/s/ Sanjay Remond
Name: Sanjay Remond
Title: Director

S-6	-Signature page to EXXI Third Amendment-

WELLS FARGO BANK, N.A., as Issuer and Lender

By:	/s/ Patrick J. Fults
Name: Patrick J. Fults
Title: Vice President

S-7	-Signature page to EXXI Third Amendment-

AMEGY BANK NATIONAL ASSOCIATION, as Lender

By:	/s/ Wakeford Thompson
Name: Wakeford Thompson
Title: Vice President

S-8	-Signature page to EXXI Third Amendment-

THE BANK OF NOVA SCOTIA, as Lender

By:	/s/ Terry Donovan
Name: Terry Donovan
Title: Managing Director

S-9	-Signature page to EXXI Third Amendment-

TORONTO DOMINION (TEXAS) LLC, as Lender

By:	/s/ Vicki Ferguson
Name: Vicki Ferguson
Title: Authorized Signatory

S-10	-Signature page to EXXI Third Amendment-

CAPITAL ONE, NATIONAL ASSOCIATION, as Lender

By:	/s/ Peter Shen
Name: Peter Shen
Title: Vice President

S-11	-Signature page to EXXI Third Amendment-

NATIXIS, as Lender

By:	/s/ Timothy L. Polvado
Name: Timothy L. Polvado
Title: Senior Managing Director

By:	/s/ Louis P. Laville, III
Name: Louis P. Laville, III
Title: Managing Director

S-12	-Signature page to EXXI Third Amendment-

BARCLAYS BANK PLC, as Lender

By:	/s/ Vanessa A. Kurbatskiy
Name: Vanessa A. Kurbatskiy
Title: Vice President

S-13	-Signature page to EXXI Third Amendment-

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Lender

By:	/s/ Doreen Barr
Name: Doreen Barr
Title: Director

By:	/s/ Michael Spaight
Name: Michael Spaight
Title: Associate

S-14	-Signature page to EXXI Third Amendment-

UBS AG, STAMFORD BRANCH, as Lender

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

S-15	-Signature page to EXXI Third Amendment-

ING CAPITAL LLC, as Lender

By:	/s/ Juli Bieser
Name: Juli Bieser
Title: Director

S-16	-Signature page to EXXI Third Amendment-

REGIONS BANK, as Lender and
as Swing Line Lender

By:	/s/ Kelly L. Elmore III
Name: Kelly L. Elmore III
Title: Senior Vice President

S-17	-Signature page to EXXI Third Amendment-

UBS AG, STAMFORD BRANCH, as Issuer

By:	/s/ Irja R. Otsa
Name: Irja R. Otsa
Title: Associate Director

By:	/s/ David Urban
Name: David Urban
Title: Associate Director

S-18	-Signature page to EXXI Third Amendment-

CITIBANK, N.A., as Lender

By:	/s/ John Miller
Name: John Miller
Title: Vice President

S-19	-Signature page to EXXI Third Amendment-

IBERIABANK, as Lender

By:	/s/ Cameron D. Jones
Name: Cameron D. Jones
Title: Vice President

S-20	-Signature page to EXXI Third Amendment-

COMERICA BANK, as Lender

By:	/s/ Brenton Bellamy
Name: Brenton Bellamy
Title: Assistant Vice President

S-21	-Signature page to EXXI Third Amendment-

WHITNEY BANK, as Lender

By:	/s/ Liana Tchernysheva
Name: Liana Tchernysheva
Title: Vice President

S-22	-Signature page to EXXI Third Amendment-

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

ENERGY XXI GOM, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

ENERGY XXI TEXAS ONSHORE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

ENERGY XXI ONSHORE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

ENERGY XXI PIPELINE, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

ENERGY XXI LEASEHOLD, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

S-23	-Signature page to EXXI Third Amendment-

ENERGY XXI PIPELINE II, LLC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN IN ITS CAPACITY AS GUARANTOR UNDER ITS LIMITED RECOURSE GUARANTY AND GRANTOR UNDER ITS PLEDGE AGREEMENT AND IRREVOCABLE PROXY DELIVERED IN CONNECTION WITH THE FIRST LIEN CREDIT AGREEMENT:

ENERGY XXI U.S.A., INC

By:	/s/ Rick Fox
Name: Rick Fox
Title: Chief Financial Officer

S-24	-Signature page to EXXI Third Amendment-